                                                                    Exhibit 99.1

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       [BANC OF AMERICA SECURITIES LOGO OMITTED]

                                   CHEC 2004-2
RATE                  TOTAL DECLARATION COLLATERAL STRATS

                           # OF                                                   % OF      % OF             % CASH            2ND
                          LOANS    BALANCE      WAC     WARM   FICO     LTV    FULL DOC  OWNER OCC    SF     OUT/REFI  DTI    LIENS
------------------------------------------------------------------------------------------------------------------------------------

(less than) 10.000       2,168  283,789,704   7.264    344     611    80.86     73.53     99.81    79.79    62.34    39.3     4.58
------------------------------------------------------------------------------------------------------------------------------------
10.001 - 10.500            112    4,447,841   10.326    251     618    91.91     82.76     99.66    82.29    52.66    41.06    71.2
------------------------------------------------------------------------------------------------------------------------------------
10.501 - 11.000            200    8,909,919   10.881    268     604    87.19     84.25     99.07    83.43    71.08    40.56   63.94
------------------------------------------------------------------------------------------------------------------------------------
11.001 - 11.500             88    3,406,787   11.315    257     594     88.1     87.88      100     78.78     51.4    41.83   75.47
------------------------------------------------------------------------------------------------------------------------------------
11.501 - 12.000            113    4,923,477   11.852    252     603    90.78     90.5       100     71.89    69.45    41.59   80.75
------------------------------------------------------------------------------------------------------------------------------------
12.001 - 12.500             48    1,712,216   12.321    258     593    92.07     98.1       100     77.62    72.38    42.15   80.91
------------------------------------------------------------------------------------------------------------------------------------
12.501 (greater than)       81    2,726,260   13.056    255     588    90.52     98.57     97.51    82.52    86.42    40.7    91.72
------------------------------------------------------------------------------------------------------------------------------------

BALANCE
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 25,000.00           297    5,374,946   10.956    232     625    95.48     99.07     99.72    71.10    44.79    40.81   98.89
------------------------------------------------------------------------------------------------------------------------------------
25,000.01 - 50,000.00      510    19,176,295  10.244    247     622    85.85     91.52     98.37    80.56    69.39    38.64   73.53
------------------------------------------------------------------------------------------------------------------------------------
50,000.01 - 75,000.00      489    30,339,378   8.638    301     607    79.28     80.15     99.63    87.55    70.14    36.44   23.79
------------------------------------------------------------------------------------------------------------------------------------
75,000.01 - 400,000.00    1,468  232,386,585   7.313    349     607    81.32     72.71     99.89    79.88    61.19    39.81    2.44
------------------------------------------------------------------------------------------------------------------------------------
400,000.01 - 500,000.00     33    14,881,799   6.380    357     633    80.23     56.30    100.00    75.61    68.83    39.02    0.00
------------------------------------------------------------------------------------------------------------------------------------
500,000.01 - 600,000.00     9     5,020,874    5.679    357     636    84.34    100.00    100.00    67.00    55.89    44.08    0.00
------------------------------------------------------------------------------------------------------------------------------------
600,000.01 - 700,000.00     3     1,926,326    6.510    356     671    77.48     67.08    100.00    65.53    67.08    40.98    0.00
------------------------------------------------------------------------------------------------------------------------------------
800,000.01 - 900,000.00     1      810,000     6.250    356     567    67.50    100.00    100.00     0.00    100.00   35.69    0.00
------------------------------------------------------------------------------------------------------------------------------------

FICO
------------------------------------------------------------------------------------------------------------------------------------
500 - 524                   62    6,981,751    9.460    356     512    70.94     70.07    100.00    87.54    73.14    39.93    4.58
------------------------------------------------------------------------------------------------------------------------------------
525 - 549                  286    35,858,949   8.144    353     537    77.76     60.63     99.41    85.13    66.99    38.69    1.99
------------------------------------------------------------------------------------------------------------------------------------
550 - 574                  377    49,199,036   7.649    348     562    76.24     52.16     99.83    84.07    72.75    37.84    2.48
------------------------------------------------------------------------------------------------------------------------------------
575 - 599                  456    47,019,235   7.695    335     587    82.12     78.51     99.90    79.65    64.62    39.66   12.44
------------------------------------------------------------------------------------------------------------------------------------
600 - 649                  987   100,478,294   7.583    331     623    85.13     84.55     99.90    76.43    60.36    40.07   14.31
------------------------------------------------------------------------------------------------------------------------------------
650 - 699                  456    49,600,484   7.245    329     669    83.65     80.72     99.85    75.74    57.91    40.02   14.54
------------------------------------------------------------------------------------------------------------------------------------
700 (greater than)         186    20,778,454   6.755    329     736    81.15     84.07     99.14    84.30    46.58    39.58   12.56
------------------------------------------------------------------------------------------------------------------------------------

LTV
------------------------------------------------------------------------------------------------------------------------------------
(less than) 79.999         793    94,722,895   7.402    339     595    66.31     55.67     99.39    85.42    83.76    36.89    5.22
------------------------------------------------------------------------------------------------------------------------------------
80.000 - 84.999            526    75,133,527   7.012    349     622    80.66     69.28     99.87    75.89    48.45    39.78    2.16
------------------------------------------------------------------------------------------------------------------------------------
85.000 - 89.999            261    39,336,170   7.329    351     605    86.29     74.45    100.00    81.23    73.99    38.61    2.57
------------------------------------------------------------------------------------------------------------------------------------
90.000 - 94.999            349    51,185,957   7.403    353     598    90.69     94.59     99.95    74.66    48.40    41.43    0.73
------------------------------------------------------------------------------------------------------------------------------------
95.000 - 99.999            124    10,966,356   8.296    323     641    95.71    100.00    100.00    74.71    60.32    42.89   21.52
------------------------------------------------------------------------------------------------------------------------------------
100                        757    38,571,299   9.634    275     640    100.00    99.09    100.00    80.47    46.98    42.34   57.03
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
2nd Home                    5      392,760     8.300    246     634    58.38     86.57     0.00     92.62    100.00   44.68    7.38
------------------------------------------------------------------------------------------------------------------------------------
Invest Prop                 8      306,853     9.619    318     598    73.46     77.59     0.00     83.73    46.88    38.26    9.74
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Cashout                   1,727  194,355,351   7.654    336     605    79.19     69.06     99.72    83.74    100.00   38.38   10.15
------------------------------------------------------------------------------------------------------------------------------------
Refi rate term             321    46,649,173   7.283    348     614    82.56     79.76     99.77    86.15     0.00    40.22    1.73
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Stated Doc                 384    55,409,178   7.475    350     589    71.87     0.00      99.78    85.58    78.47    37.91    0.61
------------------------------------------------------------------------------------------------------------------------------------
Reduced Doc                146    22,833,101   7.387    345     597    79.97     0.00     100.00    88.06    72.98    33.14    1.59
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Loans with Silent 2nds     164    24,854,982   6.653    357     630    83.62     97.29    100.00    55.34     0.00    43.11    0.00
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
IO Loans                    87    24,382,272   6.029    358     639    79.83     79.77    100.00    61.68    50.94    40.93    0.00
------------------------------------------------------------------------------------------------------------------------------------
Balloon Loans              211    8,955,084   10.631    178     642    98.60    100.00    100.00    74.35    52.48    42.92   100.00
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
2-4 Fam                     12    2,041,333    7.681    356     635    86.99     94.87    100.00     0.00    91.01    45.45    0.00
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
MH Loans                    16    1,393,195    7.794    344     614    74.06     88.05    100.00     0.00    75.67    33.76    0.00
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Cali                       405    73,524,918   6.828    341     621    78.27     70.15     99.76    78.79    73.20    40.24   11.01
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
DTI (greater than) 40     1,529  176,085,398   7.654    338     613    83.69     79.81     99.71    78.75    57.90    45.58   12.26
------------------------------------------------------------------------------------------------------------------------------------